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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 4th April, 2007
                                 Date of Report
                        (Date of earliest event reported)
                                -----------------

                     Overseas Partners Ltd. - in Liquidation
             (Exact name of registrant as specified in its charter)

                                -----------------

      Islands of Bermuda                 0-11538                   N/A
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)

          PricewaterhouseCoopers                              HM 11 Bermuda
             Dorchester House                                   (Zip Code)
             7 Church Street
          Hamilton HM 11 Bermuda
 (Address of principal executive offices)

                                  441-295-0788
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On 4th April, 2007, a general meeting of the shareholders of Overseas Partners Ltd. - In Liquidation (the "Company") was convened, for the purpose of the joint liquidators of the Company to lay before the meeting a report of their acts and dealings and of the conduct of the winding up of the Company during the preceding year.


Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit      Description
-------      -----------
Number
------

99.1         Report of the joint liquidators of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 5th April, 2007

                                      OVERSEAS PARTNERS LTD.

                                      By: /s/ Peter C. B. Mitchell
                                          --------------------------------------
                                          Peter C.B. Mitchell
                                          Joint Liquidator


                                      By: /s/ Nigel J.S. Chatterjee
                                          --------------------------------------
                                          Nigel J.S. Chatterjee
                                          Joint Liquidator